UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2014

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34436	27-0247747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number,
including area code:
(203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Separation and Distribution Agreement

On January 16, 2014, Starwood Property Trust, Inc. (“the Company”) entered into a separation and distribution agreement (the “Separation and Distribution Agreement”) with Starwood Waypoint Residential Trust (“SWAY”) to effect the separation and distribution of SWAY from the Company and provide a framework for the Company’s relationship with SWAY after the separation.  The Separation and Distribution Agreement will govern the relationships between SWAY and the Company subsequent to the completion of the separation plan and provide for the allocation between SWAY and the Company of the Company’s assets, liabilities and obligations (including tax-related assets and liabilities) attributable to periods prior to the respective separations of the businesses from the Company. The Separation and Distribution Agreement sets forth the Company’s agreements with SWAY regarding the principal transactions necessary to separate SWAY from the Company. It also sets forth other agreements that govern certain aspects of the relationship with SWAY after the completion of the separation plan.  Set forth below is a summary of the material terms contained in the Separation and Distribution Agreement, which summary is qualified in its entirety by the actual Separation and Distribution Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference. For purposes of this summary: (1) the “Starwood Waypoint Residential Group” means SWAY and its subsidiaries; and (2) the “Starwood Property Trust Group” means the Company and its subsidiaries other than SWAY and its subsidiaries.

Transfer of Assets and Assumption of Liabilities

The Separation and Distribution Agreement identifies the assets and liabilities to be retained by, transferred to, assumed by, or assigned to, as the case may be, each of the Company and SWAY as part of the separation of the Company into two companies, and describes when and how these transfers, assumptions and assignments will occur, although, many of the transfers, assumptions and assignments may have already occurred prior to the parties’ entering into the Separation and Distribution Agreement. In particular, the Separation and Distribution Agreement provides that, subject to the terms and conditions contained in the Separation and Distribution Agreement immediately prior to the time of effectiveness of the Separation and Distribution Agreement, the Company and SWAY will take all actions necessary so that the Starwood Waypoint Residential Group will:

(1)                                 own, to the extent it does not already own, all of the Company’s homes and distressed and non-performing residential mortgage loans and certain cash transferred to the Starwood Waypoint Residential Group by the Company; and

(2)                                 assume, to the extent it is not already liable for:

(a)                                 any liabilities relating to or arising out of SWAY’s initial portfolio of assets described under (1) above whether arising prior to, at the time of, or after, the effectiveness of the Separation and Distribution Agreement;

(b)                                 all liabilities relating to or arising out of the separation whether arising prior to, or at the time of, or after the effectiveness of the Separation and Distribution Agreement;

(c)                                  any liabilities arising out of claims by SWAY’s trustees, officers and affiliates arising after the time of effectiveness of the Separation and Distribution Agreement against either the Company or SWAY to the extent they relate to SWAY’s initial portfolio of assets described under (1) above as of the date of the Separation and Distribution Agreement; and

(d)                                 any other potential liabilities related to: (i) the Company’s Securities and Exchange Act of 1934, as amended (“Exchange Act”), reports relating to disclosures about SWAY’s initial portfolio of assets described under (1) above; and (ii) indemnification obligations under the management agreement (the “Management Agreement”) between SWAY and its manager, SWAY Management LLC (the “Manager”), with respect to SWAY’s initial portfolio of assets described under (1) above.

Except as otherwise provided in the Separation and Distribution Agreement, the Company will retain all other assets and liabilities.

Except as may expressly be set forth in the Separation and Distribution Agreement or any ancillary agreement, all assets will be transferred on an “as is,” “where is” basis without representation or warranty.

Certain of the liabilities and obligations to be assumed by one party or for which one party will have an indemnification obligation under the Separation and Distribution Agreement are, and following the separation may continue to be, the legal or contractual liabilities or obligations of another party. Each such party that continues to be subject to such legal or contractual liability or obligation will rely on the applicable party that assumed the liability or obligation or the applicable party that undertook an indemnification obligation with respect to the liability or obligation, as applicable, under the Separation and Distribution Agreement, to satisfy the performance and payment obligations or indemnification obligations with respect to such legal or contractual liability or obligation.

Further Assurances

The Company and SWAY will cooperate with the other and use commercially reasonable efforts, prior to, on and after the distribution date, to take promptly, or cause to be taken promptly, all actions to do promptly, or cause to be done promptly, all things reasonably necessary, proper or advisable on its part to consummate and make effective the transactions contemplated by, and the intent and purposes of, the Separation and Distribution Agreement. In addition, neither party will, nor will either party allow its respective subsidiaries to, without the prior consent of the other party, take any action which would reasonably be expected to prevent or materially impede, interfere with or delay the transactions contemplated by the Separation and Distribution Agreement and the ancillary agreements thereto, if any. Both parties will also use commercially reasonable efforts to cause third parties, such as insurers or trustees, to fulfill any obligations they are required to fulfill under the Separation and Distribution Agreement.

The Distribution

Pursuant to the Separation and Distribution Agreement, SWAY will distribute to the Company, as a share dividend, the number of SWAY common shares distributable in the distribution to effectuate the separation. In addition, the Company has agreed to cause its agent to distribute to Company stockholders that hold shares of Company common stock as of the applicable distribution record date all of SWAY common shares.

Additionally, the Separation and Distribution Agreement provides that the distribution is subject to several conditions that must be satisfied or waived by the Company in its sole discretion.

Termination of Other Arrangements

The Separation and Distribution Agreement provides that, other than the Separation and Distribution Agreement, the ancillary agreements to the Separation and Distribution Agreement (if any), certain confidentiality and non-disclosure agreements among any members of the Starwood Waypoint Residential Group, the Starwood Property Trust Group or employees of the Manager, all prior agreements and arrangements, whether written or not, between any member of the Starwood Property Trust Group on the one hand, and any member of the Starwood Waypoint Residential Group on the other hand (except to the extent any person that is not a member of the Starwood Waypoint Residential Group or Starwood Property Trust Group is also a party to such agreements or arrangements), are terminated and will cease to be of further force and effect as of the time of effectiveness of the Separation and Distribution Agreement. At the time of such termination, all parties will be released from liability under such agreements and arrangements, other than with respect to the settlement of intercompany accounts, which will be satisfied and/or settled in full in cash or otherwise cancelled and terminated or extinguished by the relevant members of the Starwood Waypoint Residential Group or Starwood Property Trust Group prior to the time of effectiveness of the Separation and Distribution Agreement.

Releases and Indemnification

Subject to certain exceptions, including with respect to liabilities assumed by, or allocated to, SWAY or the Company, the Separation and Distribution Agreement provides that SWAY and the Company will generally agree to release each other from all liabilities existing or arising from acts or events prior to or on the distribution date.

In addition, the Separation and Distribution Agreement provides that, except as otherwise provided for in other documents related to the separation, SWAY will indemnify the Company and its affiliates and representatives against losses arising from:

(1)                                 any liabilities relating to SWAY’s initial portfolio of assets, which shall include all of the Company’s homes and distressed and non-performing residential mortgage loans and certain cash transferred to the Starwood Waypoint Residential Group by the Company, whether arising prior to, at the time of, or after, the effectiveness of the Separation and Distribution Agreement;

(2)                                 all liabilities relating to or arising out of the separation whether arising prior to, or at the time of, or after the effectiveness of the Separation and Distribution Agreement;

(3)                                 any liabilities arising out of claims by SWAY trustees, officers and affiliates arising after the time of effectiveness of the Separation and Distribution Agreement against either the Company or SWAY to the extent they relate to SWAY’s initial portfolio of assets described under (1) above as of the date of the Separation and Distribution Agreement;

(4)                                 any other potential liabilities related to (a) the Company’s Exchange Act reports relating to disclosures about SWAY’s initial portfolio of assets described under (1) above; and (b) indemnification obligations under the Management Agreement between SWAY and the Manager with respect to SWAY’s initial portfolio of assets described under (1) above;

(5)                                 any failure by any member of the Starwood Waypoint Residential Group or any other person to pay, perform or otherwise promptly discharge any liability listed under (1)-(3) above in accordance with their respective terms, whether prior to, at or after the time of effectiveness of the Separation and Distribution Agreement;

(6)                                 any breach by any member of the Starwood Waypoint Residential Group of any provision of the Separation and Distribution Agreement and any agreements ancillary thereto (if any), subject to any limitations of liability provisions and other provisions applicable to any such breach set forth therein; and

(7)                                 any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information contained in SWAY’s information statement or the registration statement of which SWAY’s information statement is a part other than information that relates solely to any assets owned, directly or indirectly by the Company, excluding the assets that will comprise SWAY’s initial portfolio described under (1) above.

The Company shall indemnify SWAY and its affiliates and representatives against losses arising from:

(1)                                 any liability of the Company or its subsidiaries (excluding any liabilities related to SWAY);

(2)                                 any failure of any member of the Starwood Property Trust Group or any other person to pay, perform or otherwise promptly discharge any liability listed under (1) above in accordance with their respective terms, whether prior to, at or after the time of effectiveness of the Separation and Distribution Agreement;

(3)                                 any breach by any member of the Starwood Property Trust Group of any provision of the Separation and Distribution Agreement and any agreements ancillary thereto (if any), subject to any limitations of liability provisions and other provisions applicable to any such breach set forth therein; and

(4)                                 any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information contained in SWAY’s information statement or the registration statement of which the information statement is a part that relates solely to any assets owned, directly or indirectly by the Company, other than SWAY’s initial portfolio of assets, which shall include all of the Company’s homes and distressed and non-performing residential mortgage loans and certain cash transferred to the Starwood Waypoint Residential Group by the Company.

Indemnification obligations shall generally be net of any insurance proceeds actually received by the indemnified person. The Separation and Distribution Agreement provides that SWAY and the Company will waive any right to special, indirect, punitive, exemplary, remote, speculative or similar damages in excess of compensatory damages provided that any such liabilities with respect to third party claims shall be considered direct damages. The Separation and Distribution Agreement also contains customary procedures relating to the receipt of any indemnification payments that may constitute non-qualifying real estate investment trust (“REIT”) income.

Competition

The Separation and Distribution Agreement does not include any non-competition or other similar restrictive arrangements with respect to the range of business activities that may be conducted, or investments that may be made, by either the Starwood Property Trust Group or the Starwood Waypoint Residential Group. Each of the parties will agree that nothing set forth in the agreement shall be construed to create any restriction or other limitation on the ability of any of the Starwood Property Trust Group or Starwood Waypoint Residential Group to engage in any business or other activity that overlaps or competes with the business of any other party, including investing in residential mortgage related securities. However, other agreements include non-competition or other similar restrictive arrangements with respect to the range of business activities that may be conducted, or investments that may be made, by either the Starwood Property Trust Group or the Starwood Waypoint Residential Group.

Certain Tax-Related Covenants

If SWAY is treated as a successor to the Company under applicable U.S. federal income tax rules, and if the Company fails to qualify as a REIT, SWAY could be prohibited from electing to be a REIT. Accordingly, in the Separation and Distribution Agreement, the Company has: (1) represented that it has no knowledge of any fact or circumstance that would cause SWAY to fail to qualify as a REIT; (2) covenanted to use commercially reasonable efforts to cooperate with SWAY as necessary to enable SWAY to qualify for taxation as a REIT and receive customary legal opinions concerning REIT status, including providing information and representations to SWAY and SWAY’s tax counsel with respect to the composition of the Company’s income and assets, the composition of its stockholders, and its operation as a REIT; and (3) covenanted to use its reasonable best efforts to maintain its REIT status for each of the Company’s taxable years ending on or before December 31, 2014 (unless the Company obtains an opinion from a nationally recognized tax counsel or a private letter ruling from the Internal Revenue Service to the effect that the Company’s failure to maintain its REIT status will not cause SWAY to fail to qualify as a REIT under the successor REIT rule referred to above). Additionally, in the Separation and Distribution Agreement, SWAY covenant to use its reasonable best efforts to qualify for taxation as a REIT for its taxable year ending December 31, 2014.

Insurance

Following the distribution date, the Company shall maintain its currently existing insurance policies related to director and officer liability. Prior to the distribution date, the Company and SWAY shall use commercially reasonable efforts to obtain separate insurance policies for SWAY on commercially reasonable terms. SWAY will be responsible for all premiums, costs and fees associated with any new insurance policies placed for its benefit.

Dispute Resolution

In the event of any dispute arising out of the Separation and Distribution Agreement, the Company and SWAY, each having designated a representative for such purpose, will negotiate in good faith for 30 days to resolve any disputes between the parties. If the Company and SWAY are unable to resolve disputes in this manner within 30 days, the disputes will be resolved through binding arbitration.

Other Matters Governed by the Separation and Distribution Agreement

Other matters governed by the Separation and Distribution Agreement include, amongst others, access to financial and other information and confidentiality. In addition, the Separation and Distribution Agreement provides that SWAY will reimburse the Company for reasonable costs and expenses directly relating to the separation, including any accounting, legal, financial advisory, NYSE or third-party market study fees incurred in connection with the separation.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

2.1                               Separation and Distribution Agreement, dated January 16, 2014, by and between Starwood Property Trust, Inc. and Starwood Waypoint Residential Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARWOOD PROPERTY TRUST, INC.

Dated: January 17, 2014	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel

Exhibit Index

2.1                                                       Separation and Distribution Agreement, dated January 16, 2014, by and between Starwood Property Trust, Inc. and Starwood Waypoint Residential Trust.